EXHIBIT 10.1

                  SETTLEMENT AGREEMENT DATED DECEMBER 31, 2006

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                    MUTUAL RELEASE AND SETTLEMENT AGREEMENT

         THIS MUTUAL RELEASE AND SETTLEMENT AGREEMENT ("Agreement") is made and entered into effective as of the day of December 2006 (the "Effective Date"), by and between River Capital Group, Inc., a Delaware corporation (the "Company"), and Longview Fund, LP, Longview Equity Fund, LP, Longview International Equity Fund, LP, (collectively, the "Noteholders" and, collectively with the Company, the "Parties").

                                 R E C I T A L S

         WHEREAS, the Company is currently in default in connection with those certain convertible notes as detailed in EXHIBIT A hereto (collectively the "Notes"), issued to the Noteholders and secured by substantially all of the assets of the Company; and

         WHEREAS, the Company issued those certain Warrants to the Noteholders as detailed in EXHIBIT A hereto (collectively the "Warrants"); and

         WHEREAS the Parties have reached an agreement to settle and release any and all claims and disputes between them arising out of or relating to the payment of all principal and interest, performance or non-performance of the terms and conditions of the Notes, Warrants and any subscription documents associated with the Notes and Warrants, on the terms and conditions set forth in this Agreement;

         NOW, THEREFORE, for and in consideration of the premises, mutual covenants and obligations set forth in this Agreement, the Parties agree as follows:

         1.  ISSUANCE  OF  STOCK  FOR  THE NOTES.  The  Company  agrees to issue
11,045,474 shares of its $.001 par value common stock (the "Common Stock Payment") to the Noteholders, in the respective amounts set forth on EXHIBIT A hereto, calculated at the rate of $0.05 per share, in full satisfaction of all principal and interest owing under the Notes and the release of any security interests arising thereunder.

         2. CANCELLATION OF THE NOTES. The Noteholders agree to mark each Note cancelled and to deliver each such Note to the Company in exchange for the Common Stock Payment (the "Cancelled Notes") and to terminate any UCC financing statements filed in connection thereto.

         3. EXERCISE OF WARRANTS. The Noteholders agree to pay to the Company cash in the amount of $46,250.00 (the "Warrant Payment") and deliver the duly executed "Forms of Subscription" to exercise their respective Warrants.

         4. ISSUANCE OF STOCK FOR THE WARRANTS. The Company agrees to issue 925,000 shares of its $.001 par value common stock (the "Warrant Stock") to the Noteholders, in the respective amounts set forth on EXHIBIT A hereto, calculated at the rate of $0.05 per share, in exchange for the Warrant Payment.

         5. PAYMENT OF THE WARRANT PAYMENT. The Warrant Payment shall be paid via wire transfer and shall be delivered to the Company immediately upon the full execution of this Agreement.

         The Company's delivery of the Common Stock Payment and the Warrant Stock shall be contingent on the execution and delivery to the Company of the Forms of Subscription for the Warrants and confirmation of receipt of the Warrant Payment wire transfer.


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         The Noteholders' delivery of the Cancelled Notes shall be contingent on the execution and delivery to the Noteholders by the Company of the, Common Stock Payment and the Warrant Stock.

         6. TIME AND LOCATION OF CLOSING ON THIS AGREEMENT. Unless otherwise agreed by the Parties, the execution and exchange of documents consummating this Agreement shall take place at 10:00 a.m. on December __, 2006, at the offices of DILL DILL CARR STONBRAKER & HUTCHINGS, P.C., 455 Sherman Street, Suite 300, Denver, Colorado, 80203.

         7. COMPANY'S REPRESENTATIONS AND WARRANTIES. The Company hereby agrees to indemnify and hold the Noteholders harmless from all claims or demands relating to the Notes, Warrants and any subscription documents related thereto, pre- and post-execution of this Agreement, including without limitation, any and all loss, costs, damages, or expenses, to include reasonable attorneys' fees incurred by the Noteholders in connection thereto, except matters, if any, arising from intentional misconduct of the individual Noteholders prior to the date of this Agreement or any claim that arises after the date of this Agreement that relates to a breach or failure of the Noteholders to perform their obligations under this Agreement.

         Further, the Company represents to the Noteholders that the share certificates representing the Common Stock Payment and the Warrant Stock have been duly set aside and reserved from the authorized but unissued shares of the Company's common stock and shall be validly issued, fully paid and nonassessable shares of common stock of the Company.

         Further, the Company Represents that the holding period of the Common Stock Payment for Rule 144 purposes tacks with the holding period for the Notes.

         Further, the company represents that the terms of Section 18 of the Subscription Agreement remain in effect and apply to the Common Stock Payment and the Warrant Stock delivered in accordance with this Agreement.

         8. NOTEHOLDERS' REPRESENTATIONS AND WARRANTIES. The Noteholders hereby agree to indemnify and hold the Company and its officers and directors harmless from all claims or demands relating to the Notes, Warrants and any subscription documents related thereto, pre- and post-execution of this Agreement, including without limitation, any and all loss, costs, damages, or expenses, to include reasonable attorneys' fees incurred by the Company in connection thereto caused by any knowingly illegal actions taken by the Noteholders, except matters, if any, arising from intentional misconduct of the Company prior to the date of this Agreement or any claim that arises after the date of this Agreement that relates to a breach or failure of the Company to perform its obligations under this Agreement. The Noteholders have not sold, transferred or otherwise impaired the Notes and warrants being surrendered and the Noteholders indemnify as contained herein for any such claims or damages.


         The Noteholders acknowledge that the share certificates representing the Common Stock Payment and the Warrant Stock shall bear a conspicuous legend regarding the restricted nature of the securities and Rule 144 under the Securities Act of 1933, as amended, which shall be substantially as follows:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 (the "Act"). The shares may not be offered for sale, sold, or otherwise transferred except pursuant to an effective registration statement under the Act, or pursuant to an exemption from registration under the Act, the availability of which is to be established to the satisfaction of the Company."



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         9.  MUTUAL RELEASE.  By this Agreement, the Company and the Noteholders hereby agree to fully release and discharge each other from all known or unknown claims, obligations, demands, commissions, rights to payments, including any security interests arising in favor of the Noteholders under the Notes, Warrants and any subscription documents related thereto, except as otherwise expressly provided herein, and except matters related to the intentional misconduct, if any, of the Parties, and the obligations of the Parties under this Agreement.

         10. GENERAL PROVISIONS.

             a. MUTUAL WARRANTIES AND ACKNOWLEDGMENTS. The Parties warrant that no promise or inducement has been offered to them except as herein set forth; that all agreements and understandings between the Parties are expressed herein; that the terms of this Agreement are contractual and not a mere recital; that they are legally competent to execute this Agreement and accept full responsibility and assume the risk of any mistake of fact in entering into this Agreement.

             b. BINDING AGREEMENT. This Agreement will be binding upon and inure to the benefit of the respective agents, heirs, personal representatives, executors and administrators, assigns and successors of the Parties; and the Parties have not transferred or assigned any part of their respective claims against each other.

             c. NOTICES. Any and all notices provided for herein will be in writing and will be deemed effectively given or made on the date served upon the Party to be notified personally; or three days after being deposited in the United States mail registered or certified mail, return receipt requested, postage prepaid; or one day after deposit or delivery to a reputable overnight courier, prepaid, receipt acknowledged, to the address of such Party set forth below or to such other address as such Party may last have designated by notice hereunder.

                 IF INTENDED FOR THE COMPANY:

                 River Capital Group, Inc.
                 Suite 312
                 7 Reid Street
                 Hamilton Bermuda HM11

                 IF INTENDED FOR THE NOTEHOLDERS:

                 c/o Redwood Grove Capital Management, LLC
                 The Transamerica Pyramid
                 600 Montgomery St., 44th Floor
                 San Francisco, CA 94111

             d. TIME OF THE ESSENCE. Time is of the essence under this Agreement and all obligations to be performed under this Agreement.

             e. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury.



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The  prevailing  party  shall be  entitled  to recover  from the other party its reasonable a\ttorneys' fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

             f. SURVIVAL. All covenants and agreements of the Parties under this Agreement and all representations, warranties, and indemnities by each Party to the other Parties to this Agreement will survive the execution and performance of this Agreement and will be binding upon and inure to the benefit of the Parties and their respective agents, attorneys, members, officers, directors, heirs, personal representatives, executors and administrators, assigns and successors.

             g. FURTHER ACTS. Each of the Parties covenants and agrees with the other, upon reasonable request from the other, from time to time, to execute and deliver such additional documents and instruments and to take such other actions as may be reasonably necessary to give full force and effect to the basic terms and intent of this Agreement.

             h. SEVERABILITY. In case any one or more of the provisions contained in this Agreement will for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability will not affect any other provision and this Agreement will be construed as if such invalid, illegal, or unenforceable provisions had never been contained within the Agreement.

             i. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the Parties and supersedes all prior representations, warranties, understandings, and written and oral agreements. This Agreement may not be modified except by an instrument in writing signed by the Parties.

             j. ATTORNEYS' FEES. Anything to the contrary herein notwithstanding, in the event of any litigation or agreed upon arbitration or mediation proceedings between the Parties concerning the subject matter of this Agreement, the prevailing party in the litigation or other proceedings will be entitled to receive from the defaulting Party, in addition to the amount of any judgment or other awa\rd entered, all reasonable costs and expenses, including reasonable attorneys' fees, incurred by the prevailing Party in the litigation or other proceedings.

             k. COMPLIANCE. The performance by the Parties of their respective obligations provided for in this Agreement will be in strict compliance with all applicable laws and the rules and regulations of all governmental agencies, municipal, county, state and federal, having jurisdiction in the premises.

             l. AUTHORITY. Each of the Parties represents to the other that each such Party has full power and authority to execute, deliver, and perform this Agreement, that the individuals executing this Agreement on behalf of said party are fully empowered and authorized to do so, that this Agreement constitutes a valid and legally binding obligation of such Party enforceable against such Party in accordance with its terms, that such execution, delivery, and performance will not contravene any legal or contractual restriction binding upon such Party or any of its assets and that there is no legal action, proceeding, or investigation of any kind now pending or to the knowledge of such Parties threatened against or affecting such Party or the execution, delivery, or performance of this Agreement.

             m. EXECUTION IN COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which will be deemed an original and all of which when taken together will constitute a whole. This Agreement will be fully executed when each Party whose signature is required has signed at least



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one counterpart  even though no one  counterpart  contains the signatures of all the Parties. A signed facsimile transmittal will be considered as an original executed document.

             n. COOPERATION. The Parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate to give full force and effect to the basic terms and intent of this Agreement.

             o. PARAGRAPH HEADINGS, INTERPRETATION. The paragraph headings are inserted only for convenient reference and do not define, limit, or prescribe the scope of this Agreement. The Parties acknowledge that each has had an opportunity to review, comment upon and negotiate the provisions of this Agreement, and thus the provisions of this Agreement will not be construed more favorably or strictly for or against either Party. The Parties each acknowledge having been advised, and having had the opportunity, to consult legal counsel in connection with this Agreement and the transactions contemplated by this Agreement.

             p. MODIFICATIONS. There may be no modification of this Agreement, except in writing, executed with the same formalities as this Agreement.

             q. WAIVER. Any one or more waivers of any covenant or condition by a Party will not be construed as a waiver of a subsequent breach of the same covenant or condition nor a consent to or approval of any act requiring consent to or approval of any subsequent similar act.

         THE PARTIES HAVE CAREFULLY READ the above and foregoing Agreement and know the contents thereof, and have signed the same as their own free and voluntary act.


RIVER CAPITAL GROUP, INC.,                LONGVIEW FUND, LP,
a Delaware corporation                    a California limited partnership


By:    /s/ HOWARD TAYLOR                  By:   /s/ S. MICHAEL RUDOLPH
     ------------------------------            ---------------------------------
Name:  HOWARD TAYLOR                      Name:    S. MICHAEL RUDOLPH
       ----------------------------             --------------------------------
Title:  CHIEF EXECUTIVE OFFICER           Title:  CFO - INVESTMENT ADVISOR
        ---------------------------              -------------------------------


                                          LONGVIEW EQUITY FUND, LP,
                                          a Delaware limited partnership


                                          By:   /s/ S. MICHAEL RUDOLPH
                                               ---------------------------------
                                          Name:   S. MICHAEL RUDOLPH
                                                --------------------------------
                                          Title:  CFO - INVESTMENT ADVISOR
                                                 -------------------------------




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                                    LONGVIEW INTERNATIONAL EQUITY FUND, LP,
                                    a British Virgin Islands limited partnership


                                    By:     /s/ S. MICHAEL RUDOLPH
                                          --------------------------------------
                                    Name:    S. MICHAEL RUDOLPH
                                          --------------------------------------
                                    Title:  CFO - INVESTMENT ADVISOR
                                           -------------------------------------






















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